UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2011

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600
Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2011, Kymberlyn K. Janney notified Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (the “Company”) of her decision to resign, effective November 30, 2011, as the principal accounting officer of the Company and all other officer positions with the Company’s managing trustee, Behringer Harvard Advisors I LP, and its affiliates. Ms. Janney, who was employed by Behringer Harvard in July 2010 as Senior Vice President of Financial Administration and became Chief Financial Officer and Treasurer and principal accounting officer of two other Behringer Harvard sponsored programs in November 2010, resigned to pursue another business opportunity. The Company intends to initiate an immediate search to replace Ms. Janney.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT LIQUIDATING TRUST

By:	Behringer Harvard Advisors I LP
Managing Trustee

Dated: October 28, 2011	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal
and Assistant Secretary